SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 1, 2004

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                       STARTECH ENVIRONMENTAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Colorado                      0-25312               84-1286576

 (State or other jurisdiction of   (Commission file number)  (I.R.S. employer
  incorporation or organization)                            identification no.)

            15 Old Danbury Road
                 Suite 203                                       06897
                 Wilton, CT                                    (Zip code)
  (Address of principal executive offices)



       Registrant's telephone number, including area code: (203) 762-2499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                          Page
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Item 5.02.  Departure of Directors or Principal Officers;
            Election of Directors; Appointment of Principal
            Officers........................................................3

Signature...................................................................4





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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

      (c) Effective November 1, 2004, the employment agreement between the Registrant and Joseph S. Klimek expired, pursuant to which Mr. Klimek served as Chief Executive Officer and President of the Registrant. The Registrant and Mr. Klimek have mutually agreed not to renew his employment agreement. The Board of Directors has appointed Joseph F. Longo to succeed Mr. Klimek as Chief Executive Officer and President of the Company. As a result of his appointment as CEO and President, Mr. Longo will no longer serve as Chief Operating Officer of the Registrant. Pursuant to the terms of Mr. Longo's employment agreement, Mr. Longo will be paid an annual salary of $185,000. All other terms of his employment agreement, as previously disclosed, will remain the same.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2004

                                    STARTECH ENVIRONMENTAL CORPORATION



                                    By: /s/ Peter J. Scanlon
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                                       Peter J. Scanlon
                                       Chief Financial Officer, Treasurer and
                                       Secretary










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